1st Quarter 2025 May 8th, 2025 Earnings Presentation

2 Company Overview ACIC is a specialty underwriter of catastrophe exposed commercial property insurance. American Coastal Insurance Corp. (Nasdaq: ACIC) is the insurance holding company for American Coastal Insurance Company (AmCoastal), a Florida domiciled P&C carrier, and Skyway Underwriters (SKU), a managing general agency, along with other operating affiliates. AmCoastal is a balance sheet underwriter and has the #1 market share of commercial residential property insurance in Florida with roughly 4,239 policies and $660.5 million of premium in- force. AmCoastal has earned an underwriting profit every year since its inception in 2007. SKU is a fee-based MGA focused on producing and underwriting commercial property insurance without taking any underwriting risk. ACIC as of March 31, 2025 Total Assets: $1.16 billion Total Equity: $260.9 million Annualized Revenue: $288.8 million Employees: 63 Headquarters: St. Petersburg, FL Credit Rating: BB+ (Kroll) Specialty Commercial Property Managing General Agency

3 Executive Summary • 1Q-25 Results • Non-GAAP Core Income of $20.7m ($0.42) decreased $3.7m (-15.3%) from $m ($0.50) y/y on higher policy acquisition costs (PAC) due to lower ceding commission income, offset by lower ceded earned premiums resulting from the step down of the 40% gross CAT quota share effective 6.1.2023 to 20% effective 6.1.2024. • Net premiums earned grew $5.7m (+9.0%) to $68.3m y/y. • Our combined ratio of 65.0% increased from 53.2% last year due to higher PAC and our Non-GAAP underlying combined ratio (which excludes current catastrophe losses and PY development) was 68.2% which increased from 52.9% in the prior year also due to a higher expense ratio but was in-line with our target of 65.0%. • We experienced no catastrophe losses in the quarter and had $2.2m of favorable prior year reserve development. • Stockholders’ equity attributable to ACIC, increased $25.2 million from December 31, 2024, to $260.9m or $5.40 per share and $5.67 per share excluding unrealized losses in accumulated other comprehensive income. Tangible book value per share increased to $4.06 per share. • Other Highlights • The company completed the sale of Interboro Insurance Company on April 1, 2025, generating over $26 million of cash to the holding company. • The commercial property insurance market in Florida continued to soften during the first quarter of 2025 with average premium in-force decreasing -3.1%, but account retention remained strong at 88.4% leading to growth in policies, premiums, and total insured values compared to December 31, 2024. • Significant progress was made on the Company’s Core Catastrophe reinsurance program renewal. We are seeing strong demand to support our risk transfer needs and expect to announce more details on or about June 1, 2025.

4 1Q-25 Financial Scorecard Results remain in line with Raymond James’ estimates for the quarter. 1Q-25 = $0.42 vs. Analyst’s Est. = $0.45 1Q-25 = $5.40 vs. Analyst’s Est. = $5.34 1Q-25 = 65.0% vs. Analyst’s Est. = 64.1% 1Q-25 = 35.1% vs. Analyst’s Est. = 37.3% Core Earnings per Share (CEPS) Book Value per Share (BVPS) Combined Ratio (CR) Core Return on Equity (CROE)

5 1Q-25 Summary of Key Results Net & Core Income declined y/y due to higher policy acquisition costs. Combined ratio was at target of 65%. $ in thousands, except per share amounts Q1-25 Q1-24 Change Net income (loss) 21,348$ 23,599$ -9.5% per diluted share (EPS) 0.43$ 0.48$ Reconciliation to core income (loss), net of tax: Investment gains (losses) (459)$ (40)$ Amortization of intangible assets (481)$ (641)$ Gain (loss) from discontinued operations 1,637$ (110)$ Total adjustments 697$ (791)$ Core income (loss) 20,651$ 24,390$ -15.3% per diluted share (CEPS) 0.42$ 0.50$ Net loss & LAE ratio 16.7% 19.9% Net expense ratio 48.3% 33.3% Combined ratio 65.0% 53.2% 11.8 pts Less: Net current year catastrophe loss & LAE 0.0% 0.3% Less: Net (favorable) unfavorable reserve development -3.2% 0.0% Underlying combined ratio 68.2% 52.9% 15.3 pts

6 1Q-25 Operating Overview While Net Income decreased y/y our results remain strong and combined ratio remains at target. The impact of the quota share step down from 40% to 20% effective June 1, 2024, had a significant impact on ceded premiums earned and operating expense (policy acquisition costs) y/y.

7 Balance Sheet Highlights Liquidity and equity continued to improve along with operating and financial leverage. Our long-term target for debt/capital is 20% or less.

8 Investment Portfolio Overview • The Company’s high quality fixed income investments have mitigated the impacts of Q1 market volatility. • The Company’s cash position increased, partially offset by a decrease in equities driven by first quarter sales.

9 Average Account Rate Trends & Wind Deductible The FL admitted market is generally much more stable than the E&S commercial property market over time.

10 Commercial Property Valuation Trends Replacement costs are being watched carefully and are holding firm.

11 2/1/25 Auto Fac: Structure & Highlights (Revised) Structure Illustration STAT Retention $2.5M 100% of $30M xs $5M New Business TIV Cap $65M Single Building Private Placement $35m $5m $65m 30% Captive QS 20% Arch QS XPR Treaty Per Policy Basis $5m x $5m; 1@100% Non-Renewed expiring 2/1/24 PPR Treaty on Cut-Off basis  Excess of loss per risk (XPR) protection placed on a per building basis.  Decreased consolidated group retention to $4 million.  Increased limit resulting in single building coverage up to $65m.  Received all incumbent quotes and added two new reinsurers.  Estimated ceded premium $4.7 million (exposure rated).  All risk, excluding: earthquake with exception of fire following, named windstorm, NBCR, and Flood.  2x Occurrence Cap All Perils ($60m) with exception of Terrorism 1x ($30m).  Free & Unlimited Reinstatements. Excess Per Risk Program Highlights

6/1/25 Projected Core CAT Program

Structure Illustration


TBD
Layer 5: $100M xs $300M
Placed x%
TBD
$1,284.0M
2024-2 Armor Re II
CAT Bond
$200M xs $50M
Placed 100%
174.8YR
$1,141.1M
$1,084.0M
Arch
QS
130YR
$1,027.9M
2024-1 Armor Re II
CAT Bond
$250M xs $355M
Placed 80%
$941.1M
Arch
15% QS
100YR
$855.1M
$834.0M
FHCF Layer
90% of
$534.1M xs $299.9M
Nil
50YR
$518.0M
$300.0M
Layer 2: $200M xs $100M
1@100
Placed 85%
$100.0M
Layer 1: $65M xs $35M
1@100; Placed 85%
$35.0M
Retention
Shoreline
45% QS
Arch
15%
QS

Note: return periods calculated by blending AIRv10, AIRv11.5, RMSv22, &. RMSv23 LT+DS equally.

Core Catastrophe Program Highlights

- Occurrence and aggregate limit expected to increase y/y, but exhaustion point return time may decrease slightly due to model changes in both AIR & RMS that increased probable maximum loss (PML) estimates incorporated into our view of risk.
- Consolidated group retention (excluding potential reinstatements):
  - 1st event - **$29.75m** (12.6% of equity at 12/31/24) vs. expiring $20.5m (12.2% of equity at 12/31/23)
  - 2nd event - **$18.5m** (7.9% of equity at 12/31/24) vs. expiring $13.0m (7.7% of equity at 12/31/23)
  - 3rd Event - **$3.75m** (1.6% of equity at 12/31/24) vs. expiring $13.0m (7.7% of equity at 12/31/23)
  - **Total for 3 events - $52.0m** (22.1% of equity at 12/31/24) vs. expiring $46.5m (27.6% of equity at 12/31/23).
- Estimating flat pricing on Layer 1 (impacted by Hurricane Milton) with all other non-loss impacted layers down -10% to -22%, resulting in an **overall risk-adjusted cost decrease of approximately -12% y/y.**
- The FHCF attached at ~$300m (similar to expiring), but the total limit decreased $46.8 as did the rate due to favorable risk characteristics of our risk portfolio resulting in significant savings y/y.

ACIC AMERICAN COASTAL INSURANCE CORPORATION

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13 Cautionary Statements This presentation and the accompanying remarks contain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward looking statements include expectations regarding our diversification, growth opportunities, retention rates, liquidity, investment returns and ability to meet our investment objectives and to manage and mitigate market risk with respect to our investments. These statements are based on current expectations, estimates and projections about the industry and market in which we operate, and management’s current beliefs and assumptions. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "endeavor," "project," "believe," "anticipate," "intend," "could," "would," "estimate" or "continue" or the negative variations thereof, or comparable terminology, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and involve certain known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. The risks and uncertainties include, without limitation: the regulatory, economic and weather conditions in the states in which we operate; the impact of new federal or state regulations that affect the property and casualty insurance market; the cost, variability and availability of reinsurance; assessments charged by various governmental agencies; pricing competition and other initiatives by competitors; our ability to attract and retain the services of senior management; the outcome of litigation pending against us, including the terms of any settlements; dependence on investment income and the composition of our investment portfolio and related market risks; our exposure to catastrophic events and severe weather conditions; downgrades in our financial strength ratings; risks and uncertainties relating to our acquisitions, including our ability to successfully integrate the acquired companies; and other risks and uncertainties described in the section entitled "Risk Factors" and elsewhere in our filings with the Securities and Exchange Commission (the "SEC"), including our Annual Report in Form 10-K for the year ended December 31, 2024 and 2023. We caution you not to place undue reliance on these forward looking statements, which are valid only as of the date they were made. Except as may be required by applicable law, we undertake no obligation to update or revise any forward-looking statements to reflect new information, the occurrence of unanticipated events, or otherwise. This presentation contains certain non-GAAP financial measures. These measures should be considered supplementary to our results of operations and financial condition that are presented in accordance with GAAP and should not be viewed as a substitute for GAAP measures. See our earnings release, Form 10-K , Form 10-Q and Form 10-Q/A for further information regarding these non-GAAP financial measures.